UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 19, 2013

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A updates information disclosed in the Current Report on Form 8-K filed on September 4, 2013 to disclose the effective date of departure of Thierry R. Jean.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On September 4, 2013, the Registrant announced that Thierry R. Jean, Vice President and General Manager, Consumer Packaged Goods, gave notice that he resigned as an officer of the Registrant. The effective date of his departure is September 19, 2013.

Item 8.01    Other Events.

On September 19, 2013, the Registrant issued a press release announcing that Paul D. Ziemnisky has been appointed General Manager, Consumer Packaged Goods. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of Exhibits

99.1	Press Release of the Registrant, dated September 19, 2013, titled “Paul D. Ziemnisky is Appointed General Manager, Consumer Packaged Goods”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Douglas A. Graham
Douglas A. Graham
Vice President and General Counsel

Date:  September 19, 2013

Exhibit Index

Exhibit
Number	Description of Exhibits

99.1	Press Release of the Registrant, dated September 19, 2013, titled “Paul D. Ziemnisky is Appointed General Manager, Consumer Packaged Goods”